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                               THE DIRECT ANNUITY

                                    Issued by
                 THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                   Through Its
                           AMERICAN SEPARATE ACCOUNT 5

               https://secure.americanlifeny.com/annuity/begin.cfm

                       Supplement Dated December 14, 2001
                                     to the
                       Prospectus Dated December 13, 2001

Insert the following on page 38 of the Prospectus as the last paragraph under the heading "Transfers of Account Balance":

LIMITATIONS ON TRANSFERS. Because excessive transfers among Subaccounts can disrupt the management of the Underlying Funds and increase the Underlying Funds' costs for all owners of Contracts, we reserve the right to limit the number of transfers you may make in any Contract year or to refuse any transfer request if:

(1) we determine, in our sole discretion, that your transfer patterns among the Subaccounts reflect a market timing strategy; or

(2) we are informed by one or more of the Underlying Funds that the purchase or redemption of shares is to be restricted because of excessive transfers, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of the Underlying Funds; or

(3) we believe, in our sole discretion, that your transfers may have a detrimental effect on Subaccount Accumulation Unit values or the share prices of the Underlying Funds.

We will inform you by placing a notice in your Personal File if your requested transfer is not made. Accordingly, you may wish to check your Personal File after you have submitted a transfer request to determine whether it has been made. If your transfer request is not processed by us because of these limitations, you will need to submit a new request at a later date.

     You may consider printing this Supplement and keeping it for future reference.